Income Taxes	6 Months Ended
Jun. 30, 2023
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The components of the Company's income tax provision are as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Current expense (benefit)
Federal	$—	$—
State	139,020	—
	139,020	—

Deferred benefit
Federal	$(650,283)	$(1,616,916)
State	(222,731)	(326,825)
	(873,014)	(1,943,741)

Provision for income tax benefit	$(733,994)	$(1,943,741)
A reconciliation of the provision for income taxes with the expected provision for income taxes computed by applying the federal statutory income tax rate of 21% to the net loss before provision for income taxes is as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Amount	Percentage	Amount	Percentage
Pre-tax book loss	$(13,609,307)		$(21,426,879)

Federal income tax at statutory rate	(2,857,954)	21.0%	(4,499,644)	21.0%
State income tax benefit	(530,084)	3.9%	(163,677)	0.8%
Change in valuation allowance	2,760,687	(20.3)%	3,559,163	(16.6)%
Permanent items	21,281	(0.2)%	(839,583)	3.9%
Other	(127,924)	1.4%	—	—%

Provision for income tax benefit	$(733,994)	5.4%	$(1,943,741)	9.1%
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's net deferred income taxes are as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Deferred tax asset:
Accrued expenses and other	$696,419	$347,645
Lease Liability	8,176,101	—
Loss carryforwards	14,295,781	13,124,197
Stock based compensation	211,499	90,293
Research and experimental expenditures	202,199	—
Inventory	625,937	—
Interest	634,445	615,260
Total deferred tax asset	24,842,381	14,177,395
Valuation allowance	(13,492,773)	(9,887,550)
Net deferred tax assets	11,349,608	4,289,845

Deferred tax liabilities:
Fixed assets	(3,266,395)	(365,922)
Intangible assets and goodwill	(4,865,970)	(5,785,088)
ROU asset	(4,205,393)	—
Total deferred tax liabilities	(12,337,758)	(6,151,010)

Net non-current deferred tax liability	$(988,150)	$(1,861,165)
Management assesses the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the lack of sustained profitability in recent years. Such objective evidence limits the ability to consider other subjective evidence, such as the Company's projections for future growth.
On the basis of this evaluation, as of December 31, 2022 and 2021, a valuation allowance of $13.5 million and $9.9 million, respectively, has been recorded to recognize only the portion of the deferred tax asset that is more likely than not to be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted based on changes in objective and subjective evidence in future years. If and when the Company determines the valuation allowance should be released (i.e., reduced), the adjustment would result in a tax benefit reported in that period’s consolidated statement of operations, the effect of which would be an increase in reported net income. The amount of any such tax benefit associated with release of the Company's valuation allowance in a particular reporting period may be material.
The Company has gross federal and state net operating loss carryforwards of $71.0 million and $20.1 million, respectively, at December 31, 2022. At December 31, 2022, the Company has approximately $11.3 million of federal net operating losses available to offset future taxable income for 20 years and will begin to expire in 2036. The remaining $59.7 million of federal net operating losses are carried forward indefinitely to offset future taxable income up to an 80% limitation of taxable income in the year of use. The state net operating losses begin to expire in 2024. The Company has a gross interest limitation carryforward of $2.5 million under Section 163(j) for federal tax purposes at December 31, 2022. The Section 163(j) interest may be carried forward indefinitely.
The future tax benefits from NOLs and built-in losses would be materially reduced or potentially eliminated if we experience an “ownership change” as defined under IRC §382. The Company has identified ownership shifts on
August 23, 2014, April 29, 2015, February 4, 2016 and July 1, 2019, which immaterially impacted the Company. The Company does not believe an ownership change has occurred in the current year.
With exceptions due to the generation and utilization of net operating losses or credits, as of December 31, 2022, Alpine 4 Holdings and Subsidiaries are no longer subject to federal or state examinations by taxing authorities for tax years before 2019 and 2018, respectively.
Significant judgment is required in evaluating the Company's uncertain tax positions and determining its provision for income taxes. Although the Company believes that it has appropriately reserved for its uncertain tax positions, no assurance can be given that the final tax outcome of these matters will not be different than expectations. The Company will adjust these reserves in light of changing facts and circumstances, such as the closing of a tax audit, the refinement of an estimate, the closing of a statutory audit period or changes in applicable tax law. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences would impact the provision for income taxes in the period in which such determination is made. The provision for income taxes includes the impact of reserve provisions and changes to the reserves that are considered appropriate, as well as related net interest.
The Company's policy is to recognize interest and/or penalties related to income tax matters in income tax expense. The Company had no accrual for interest or penalties at December 31, 2022 or 2021, and has not recognized interest or penalties during the years ended December 31, 2022 and 2021 since there was no reduction of income taxes paid due to uncertain tax positions.
The following table summarizes the activity related to the Company's gross unrecognized tax liabilities:

	December 31, 2022	December 31, 2021
Unrecognized tax liabilities, beginning of the year	$1,169,028	$—
Increase related to current year tax positions	480,911	1,169,028
Unrecognized tax liabilities, end of year	$1,649,939	$1,169,028
Included in the balance of unrecognized tax liabilities as of December 31, 2022 are $0.6 million of tax liabilities that, if recognized, would affect the ETR. Also included in the balance of unrecognized tax liabilities as of December 31, 2022 are $1.0 million of tax liabilities that, if recognized, would result in adjustments to other tax accounts, primarily deferred taxes.